UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2019

Linde plc
(Exact name of registrant as specified in its charter)

Ireland	001-38730	98-1448883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Priestley Centre
10 Priestley Road
Surrey Research Park
Guildford, Surrey GU2 7XY
United Kingdom
(Address of principal executive offices)(Zip Code)

+44 1483 242200
(Registrant’s telephone numbers, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered

Ordinary shares (€0.001 nominal value per share)	LIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 3, 2019, Linde plc (the “Company”) and the Company’s subsidiaries Praxair, Inc. (“Praxair”) and Linde AG entered into a supplemental indenture (the “Supplemental Indenture”) with U.S. Bank National Association.  The Supplemental Indenture supplements the Indenture, dated as of July 15, 1992, between Praxair and U.S. Bank National Association, as trustee (the “Indenture”).

Pursuant the Supplemental Indenture, the Company fully and unconditionally guarantees the notes issued by Praxair pursuant to the Indenture and that were outstanding on the date of the Supplemental Indenture, and Linde AG fully and unconditionally guarantees the Company’s guarantee of the notes issued by Praxair.

On September 3, 2019, the Company and Praxair entered into a Parent Guarantee and Upstream Guarantee agreement (the “Guarantee Agreement”).  Pursuant to the Guarantee Agreement, the Company fully and unconditionally guarantees the obligations of Linde Finance B.V. (a subsidiary of the Company) under the notes of Linde Finance B.V. outstanding on the date of the Guarantee Agreement, and Praxair fully and unconditionally guarantees the Company’s guarantee of the notes of Linde Finance B.V.

In connection with the foregoing, Linde AG delivered an Additional Guarantor Supplement to the Credit Agreement, dated as of March 26, 2019 (the “Credit Agreement”), among the Company, certain of its subsidiaries and certain financial institutions, pursuant to which Linde AG became a “Subsidiary Guarantor” under the Credit Agreement.

The foregoing description of the Supplemental Indenture and Additional Guarantor Supplement does not purport to be complete and is qualified in its entirety by reference to the full text of those documents, which are filed as Exhibits 4.2 and 10.2, respectively, to this Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1
Indenture, dated as of July 15, 1992, between Praxair, Inc. and U.S. Bank National Association, as the ultimate successor trustee to Bank of America, Illinois, formerly Continental Bank, National Association (filed as Exhibit 4 to Praxair, Inc.’s Current Report on Form 8-K dated March 19, 2007, Filing No. 1-11037, and incorporated herein by reference).

4.2	Supplemental Indenture, dated as of September 3, 2019, among Linde plc, Praxair, Inc., Linde AG and U.S. Bank National Association, as trustee.

10.1
Credit Agreement, dated as of March 26, 2019, among Linde plc, certain of its subsidiaries parties thereto as borrowers, the lenders party thereto and Bank of America, N.A., as Administrative Agent (filed as Exhibit 10.1 to Linde plc’s Current Report on Form 8-K, dated April 3, 2019, Filing No. 1-38730, and incorporated herein by reference).

10.2	Credit Agreement Additional Guarantor Supplement, dated as of September 3, 2019, by Linde AG, and acknowledged by Bank of America, N.A., as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDE PLC

Date: September 5, 2019	By:	/s/ Guillermo Bichara
	Name:	Guillermo Bichara
	Title:	General Counsel